UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 27, 2008

(February 24, 2008)

____________________________

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800
(Registrant’s telephone

number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 27, 2008, Ironclad Performance Wear Corporation (the “Company”) issued a press release regarding its fourth quarter and fiscal year ending December 31, 2007; and net sales guidance for fiscal year ending December 31, 2008. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2008, Mr. Avi Suriel notified the Company that he would be resigning his position as Chief Financial Officer of the Company, effective immediately, in order to become Chief Executive Officer of a media and entertainment company. Mr. Suriel had also served as the Company’s Principal Accounting and Principal Financial Officer.

Effective February 26, 2008, the Company's Board of Directors has appointed Thomas Kreig as its Interim Chief Financial Officer to replace Mr. Suriel. Mr. Kreig will also serve as the Company’s Principal Accounting and Principal Financial Officer.

Mr. Kreig, age 60, joined the Company as Vice President of Finance and Secretary in September 2002 and served as interim Chief Financial Officer between April and December of 2007. Before joining the Company, Mr. Kreig spent 18 years serving as Controller and Vice President of Finance at companies in several different industries. Most recently he served as Controller for In-Flight Network, LLC, a developer of satellite-based broadband communications for airline passengers. Prior to In-Flight Network, Mr. Kreig served as Vice President of Finance for Network Courier Services, Inc. From 1983 to 1996, Mr. Kreig served as Controller and Chief Financial Officer for Triple L Distributing Co., Inc. and Controller and Treasurer for a medical diagnostic equipment company where he was instrumental in helping to successfully execute an initial public offering. Mr. Kreig is a CPA and received his Masters of Business Administration from the University of Detroit in Detroit, Michigan.

A press release issued by the Company in connection with Mr. Suriel’s resignation and Mr. Kreig’s appointment is filed with this report as Exhibit 99.2, and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

The disclosure under Item 2.02 above is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:
Exhibit
Number	Description
99.1	Press release entitled “Ironclad Announces Preliminary Record 2007 Net Sales and Financial Guidance for 2008,” dated February 27, 2008.*

99.2	Press release entitled “Chief Financial Officer of Ironclad Resigns,” dated February 27, 2008.

*Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: February 27, 2008	By:	/s/ Ed Jaeger
Ed Jaeger,
President and Chief Executive Officer